Subsequent Events (Details) - $ / shares	1 Months Ended
	Jun. 27, 2022	Jun. 23, 2022	Jun. 17, 2022	Jan. 18, 2022
Subsequent Events [Abstract]
Subscription agreement description			On June 17, 2022, the Company consummated its initial public offering (IPO) on NASDAQ Capital Markets. The Company has listed its common shares on the NASDAQ Capital Market under the trading symbol “LYT”. The Company has raised gross proceeds of $12.40 million from initial public offering of 2,609,474 shares at $4.75 per common shares, and has raised gross proceeds of $1.86 million from overallotment of 391,421 shares at $4.75 per common shares.
Equity Percentage				100.00%
Exercised rights of convert warrants		(500,000)
Convert warrants shares		(421,490)
Warrant price per share (in Dollars per share)	$ 33.28